THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

LOAN AGREEMENT

THIS AGREEMENT dated as of the 3rd day of March, 2016 (the “Effective Date”)

BETWEEN:
CELL MEDX CORP., a corporation formed under the laws of the State of Nevada with an address located at 74 N. Pecos Road, Suite D, Henderson, NV  89074

(hereinafter called the "Company")
OF THE FIRST PART

AND:
RICHARD NORMAN JEFFS an individual having an address located at Parcela 29, Perales Viejo Vallenar, III Region Chile

(hereinafter called the "Lender")
OF THE SECOND PART

WHEREAS the Company wishes to borrow from the Lender, and the Lender has agreed to loan to the Company, the principal sum of $50,000 on the terms and conditions set forth herein,

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.	INTERPRETATION

1.1. Definitions.  Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)
“Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person;

(b)	“Commission” means the United States Securities and Exchange Commission;

(c)	“Common Stock” means the common stock of the Company, par value $0.001 per share;

(d)
“Change in Control” means any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with such person or group of persons’ Affiliates becoming, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then outstanding securities, provided that no change in control shall be deemed to occur if such person or group of persons is (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, (iii) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company at the time of such transaction or (iv) as of the date hereof, the beneficial owner of 50% or more of the combined voting power of the Company’s outstanding securities;

(e)	"Event of Default" means any event set forth in Section 7.1;

(f)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(g)	“Loan” has the meaning set forth in Section 2.1;

(h)
“Loan Documents” means, collectively, this Agreement, the Note and the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated in this Agreement;

(i)	“Material Adverse Effect” has the meaning set forth in Section 6.1(a);

(j)
“MI 51-105” means Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended or interpreted from time to time, or any similarly applicable rule, regulation or policy having substantially the same purpose or effect as MI 51-105;

(k)	“Note” means an unsecured non-convertible promissory note in the form attached as Schedule “A” hereto and issued by the Company to the Lender pursuant to Section 2.5;

(l)	“Permitted Transferee” means a transferee of Warrants, the transfer of which was (i) consented to by the Company, or (ii) did not require the Company’s consent as set out in Section 3.2;

(m)	“Proceeding” means an action, claim, suit, investigation or other proceeding;

(n)
“Regulation S ” means Regulation S promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as Regulation S;

(o)
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as Rule 144;

(p)	“SEC Reports” has the meaning set forth in Section 6.1(e);

(q)	“Securities” means, collectively, Note, the Warrants, and the Warrant Shares;

(r)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(s)	“Shell Company” means an issuer set out in Rule 144(i)(1)(i);

(t)
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or any of the markets maintained by the OTC Markets Group Inc. (or any successor to the forgoing);

(u)
“Warrants” means, collectively, the Common Stock purchase warrants delivered by the Company to the Lender in accordance with Section 3.1, which Warrants shall be in the form attached as Schedule “B” hereto.

(v)	“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants;

1.2. Schedules.

A.	Promissory Note
B.	Form of Warrant Certificate
C.	Canadian Accredited Investor Certificate

1.3. Number and Gender.  Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.4. Headings.  The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.5. References.  Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement.  A reference to this Agreement or herein means this Loan Agreement, including all schedules and exhibits hereto, and together with any amendments thereof.

1.6. Currency.  All dollar amounts expressed herein refer to lawful currency of The United States of America.

2.	TERMS OF LOAN

2.1. Loan and Advance of Funds.  The Lender hereby agrees to lend to the Company the sum of Fifty Thousand ($50,000) Dollars (the “Loan”), the full amount of which shall be advanced to the Company upon the execution and delivery of this Agreement by the parties hereto.

2.2. Interest.  The total outstanding principal amount of the Loan shall bear interest at a rate of six (6.0%) percent per annum until the outstanding principal amount thereon is paid in full, which interest shall be calculated annually, not in advance, both before and after maturity, with interest on overdue interest at the same rate.

2.3. Payments of Principal and Interest.  The full amount of all principal and interest payable thereon shall be payable on the date that is one year after the Effective Date (the “Maturity Date”).

2.4. Prepayment of Outstanding Amounts. The Company may prepay the outstanding principal amount and any accrued and unpaid interest thereon under the Loan at any time and from time to time, either in whole or in part, in increments equal to the lesser of Ten Thousand ($10,000) Dollars each and the total amount remaining outstanding under the Loan without any prepayment penalty or premium.

2.5. Promissory Note.  Upon the execution of this Agreement, the Company shall issue to the Lender an unsecured, non-convertible promissory note for the total outstanding principal amount of the Loan payable to the order of the Lender and evidencing the Loan, executed by the Company in favor of the Lender in the form attached as Schedule “A” to this Agreement (the “Note”). The Lender agrees to resell or transfer the Note pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws and agrees that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act and any applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws

3.	SHARE PURCHASE WARRANTS

3.1. Share Purchase Warrants. As additional consideration to the Lender for the Loan, the Company shall, upon execution of this Agreement, issue to the Lender non-transferrable share purchase warrants (the “Warrants”) to purchase up to 2,000,000 shares of Common Stock during the period expiring at 5:00PM Pacific Time on the fifth anniversary of the Effective Date and exercisable at the following exercise prices per share, which Warrants shall be exercisable immediately and shall be in the form attached as Schedule “B” to this Agreement:

(a)	$0.15 per share if exercised during the period beginning on the Effective Date and ending at 5:00 PM Pacific Time on the first anniversary of the Effective Date;

(b)
$0.25 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on the first anniversary of the Effective Date and ending at 5:00PM Pacific Time on the second anniversary of the Effective Date;

(c)
$0.40 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on the second anniversary of the Effective Date and ending at 5:00PM Pacific Time on the third anniversary of the Effective Date;

(d)
$0.60 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on the third anniversary of the Effective Date and ending at 5:00PM Pacific Time on the fourth anniversary of the Effective Date; and

(e)
$0.75 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on the fourth anniversary of the Effective Date and ending at 5:00PM Pacific Time on the fifth anniversary of the Effective Date.

3.2. Warrants Non-Transferrable.  The Warrants shall not be transferrable except with the prior written consent of the Company (which consent may be withheld or delayed for any or no reason as determined by the Company in its sole and absolute discretion).  Notwithstanding the forgoing, the Lender shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Company, provided that such transfer is completed in a transaction or as part of a transaction that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Company with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Company.

3.3. No Short Sales.  For so long as any of the Warrants are outstanding, the Lender hereby agrees that it shall not, and shall not permit any Affiliate of the Lender to:

(a)	Engage in any short sales of any shares of any class of the Company’s capital stock;

(b)	Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(c)	Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

3.4. Offset of Exercise Price Against Indebtedness.  The Lender shall have the right, but not the obligation, to offset the cash payable to the Company upon an exercise by the Lender of the Warrants against the outstanding indebtedness under the Loan, if any, provided however that such offset shall be deemed not to be an exchange of securities for purposes of Rule 144.

4.	US SECURITIES MATTERS

4.1. US Restricted Securities.  The Lender acknowledges that the Securities will be “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

4.2. US Restrictions on Transfer. Subject to such further restrictions on transfer as set out in the Warrants, the Lender agrees to resell or transfer the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Lender further agrees that the Company will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any other applicable securities laws.

4.3. U.S. Legend.  The Lender acknowledges and agrees that all certificates representing the Warrants and the Warrant Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation S of the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The Lender acknowledges and agrees that in addition to the Regulation S legend described above, all certificates representing the Warrants and the Warrant Shares will be endorsed with any applicable local legends.

5.	CANADIAN SECURITIES MATTERS

5.1. Acknowledgement of Canadian Resale Restrictions.  The Lender acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Securities will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Lender further acknowledges and agrees that the Securities may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Lender will, and will cause his Affiliates to, comply with such conditions in making any trade of the Securities in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Securities made in connection with a trade of the Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that the Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)	A four month period has passed from the later of (i) the date that the Company distributed the Securities, and (ii) the date the Securities were distributed by a control person of the Company;

(b)	If the person trading the Securities is a control person of the Company, such person has held the Securities for at least 6 months;

(c)
The number of Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)	The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)	The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)	There has been no unusual effort made to prepare the market or create a demand for the Securities;

(i)	No extraordinary commission or other consideration is paid to a person for the trade;

(g)	If the person trading the Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(h)	All certificates representing the Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.2. No Intention to Trade in Canada. As of the date hereof, the Lender represents and warrants to the Company that it does not presently intend to trade the Securities in or from a jurisdiction in Canada.  If, after the date hereof, the Lender does intend to trade the Securities in or from a jurisdiction in Canada, it will, prior to any such trade, and in addition to complying with the provisions of Section 5.1, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

6.1. Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants to and with the Lender as follows, and acknowledges that the Lender is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)
Organization and Qualification.  The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Loan Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Loan Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)
Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Loan Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Agreement and the other Loan Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith.  This Agreement and each other Loan Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)
No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Loan Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) to the Company’s knowledge, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)
Issuance of the Securities.  The Warrants are duly authorized and, when issued and paid for in accordance with the applicable Loan Documents, the Warrants will constitute valid and binding obligations of the Company.  The Warrant Shares, when issued in accordance with the terms of the Loan Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Loan Documents.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(e)
SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)
Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report (including any unaudited financial statements included therewith) filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except as set forth in the SEC Reports and for the issuance of the Securities contemplated by this Agreement no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(g)
Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

The Lender acknowledges and agrees that the representations contained in this Section 6.1 shall not modify, amend or affect the Company’s right to rely on the Lender’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Loan Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

6.2. Representations, Warranties and Covenants of the Lender.  The Lender represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)
Non-US Person Status.  The Lender is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a US Person; the Lender was not in the United States both at the time the offer to acquire the Warrants was received and at the time the Lender’s decision to acquire the Warrants was made.

(b)
Canadian “Accredited Investor” Status.  The Lender is an “accredited investor” as that term is defined in NI 45-106 (a “Canadian Accredited Investor”) and has completed, signed and delivered with this Agreement a copy of the Canadian Accredited Investor Certificate attached as Schedule “C” to this Agreement.

(c)
Authority.  The Lender is of legal age and capacity with full power and authority to enter into and to consummate the transactions contemplated by the Loan Documents and otherwise to carry out his obligations hereunder and thereunder. Each Loan Document to which he is a party has been duly executed by the Lender, and when delivered by the Lender in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Lender, enforceable against him in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)	Jurisdiction of Residence. The Lender is a resident of that jurisdiction set forth in the Lender’s address as it appears on the first page of this Agreement.

(e)
Own Account.  The Lender understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for his own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.

(f)
Investment Experience. The Lender acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of the Loan, and that only persons who can afford the loss of their entire investment should consider investing in the Company.  The Lender is an investor in securities of businesses in the development stage and acknowledges that the Lender is able to fend for himself/herself/itself, can bear the economic risk of the Lender's investment, and has such knowledge and experience in financial and business matters such that the Lender is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(g)
Acknowledgement of Restricted Securities. The Lender understands that the Securities will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender represents that the Lender is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(h)
Arms Length Status. The Lender is not an Affiliate of the Company and does not beneficially own, directly or indirectly, more than 10% of the outstanding Common Stock of the Company or any Affiliate of the Company, and is otherwise at arm’s length to the Company and its Affiliates.

(i)
Opportunity to Review Information.  The Lender has had full opportunity to review the Company’s SEC Reports.  The Lender has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Lender's legal and financial advisors.  The Lender believes it has received all the information it considers necessary or appropriate for deciding whether to invest in the Company and that the Lender has had full opportunity to discuss this information with the Lender’s legal and financial advisors prior to executing this Agreement.

(j)
Own Due Diligence.  The Lender has conducted his own due diligence investigations into the affairs of the Company and, to the extent that the Lender deems necessary or advisable, the Lender has retained and relied upon qualified professional advice regarding the financial, investment, tax and legal merits and consequences of this Agreement and the other Loan Documents and the transactions contemplated thereby, and an investment in the Securities.

(k)
Investment Not on Basis of Undisclosed Information.  Notwithstanding Section 6.2(i), the Purchaser is not entering into the transactions contemplated by this Agreement or purchasing the Securities as a result of any material information concerning the Company that has not been publicly disclosed and the Lender’s decision to purchase the Securities has not been made as a result of any oral or written representation as to fact or otherwise made by the Company or any other person and is based entirely upon currently available public information concerning the Company.

(l)
No Review. The Lender acknowledges that the offering of the Securities contained in this Agreement has not been reviewed by the SEC and that Securities are being, and, with respect to the Warrant Shares, will be, issued by the Company pursuant to an exemption from the registration requirements of applicable state securities laws.

(m)
General Solicitation.  The Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement as that term is used in Rule 502(c) of Regulation D.

(n)	Hedging Transactions. The Lender will not engage in hedging transactions with any of the Securities unless in compliance with the Securities Act.

(o)
Compliance with Anti-Money Laundering Legislation.  If the Lender is a financial institution (including, without limitation, broker-dealers and investment companies such as United States and offshore unregistered hedge funds, funds of funds, commodity pools, private equity funds and venture capital funds):

(i)
the Lender seeks to comply with all applicable laws concerning money laundering and related activities, including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”),

(ii)
in furtherance of such efforts, to the best of his knowledge based on appropriate diligence and investigation, none of the funds used by the Lender to provide the Loan or to purchase the Securities has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States or in any other applicable jurisdiction, and

(iii)
it will promptly notify the Company if the Lender discovers that any of the representations in this Section 6.2(o) ceases to be true, and to provide the Company with appropriate information in connection therewith.

The Company acknowledges and agrees that the representations contained in this Section 6.2 shall not modify, amend or affect the Lender’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Loan Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

7.	EVENTS OF DEFAULT

7.1. Events of Default.  Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	the Company fails to pay any sum under the Loan when due;

(b)
the Company fails to observe any of its obligations under the Loan Documents other than as set out in Section 7.1(a) above, and such failure is not cured within five (5) business days after written notice thereof is given to the Company by the Lender;

(c)
the Company makes a general assignment for the benefit of creditors, is adjudicated bankrupt or insolvent or is subject to an order for relief under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, files a petition or answer in any proceeding seeking reorganization, an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or admitting the material allegations of a petition filed against it in any such proceeding, or applies for or consents to the appointment of a receiver, trustee, custodian of liquidator for the Company or any of its assets; or

(d)
the Company has commenced against it any proceeding under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction or any proceeding seeking the appointment of a receiver, trustee, custodian of liquidator or its or any of its assets, or any order, judgment or decree is entered, without the application, consent or approval of the Company, by any court of competent jurisdiction approving a petition seeking reorganization, an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction appointment of a receiver, trustee, custodian of liquidator for the Company or any of its assets, and such proceeding is not dismissed or such order, judgment or decree continues unstayed and in effect for any period of sixty (60) days.

7.2. Remedies Upon Default.  Upon the occurrence of any Event of Default, the entire principal balance of the Loan, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full (i) at the option of the Lender in the case of an Event of Default specified in Subsections 7.1(a) or 7.1(b); and (ii) automatically, without any election and without any requirement as to notice or demand whatsoever except as otherwise required by applicable law in the case of an Event of Default specified in Subsections  7.1(c) or 7.1(d).

8.	EXTENSIONS & WAIVER

8.1. Extensions.  The Lender may grant extensions under the Loan as the Lender may see fit without prejudice to the liability of the Company or to the Lender's rights under this Agreement or any other Loan Documents.

8.2. Waiver.  The Lender may waive any breach by the Company of this Agreement or of any default by the Company in the observance or performance of any covenant or condition required to be observed or performed by the Company hereunder or under any other Loan Documents.  No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

9.	MISCELLANEOUS

9.1. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof..

9.2. Transaction Costs.  Each of the Parties shall be responsible for their own costs and expenses incurred in connection with the negotiation and preparation of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated thereby, including, without limitation, attorneys’ fees and costs.

9.3. Waiver of Jury Trial.  In the event of any litigation arising out of or relating to the transactions contemplated in this Agreement, the parties hereby waive trial by jury.

9.4. Notices.  Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the addresses first set out above.  Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)
if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labor dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

9.5. Amendments.  Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

9.6. Action on Business Day.  If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

9.7. No Merger of Judgment.  The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

9.8. Severability.  If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9.9. Successors and Assigns.  This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

9.10. Governing Law.  This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada and the parties hereto agree to submit to the jurisdiction of the courts of Nevada with respect to any legal proceedings arising herefrom.

9.11. Time.  Time is of the essence of this Agreement.

9.12. Counterparts.  This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

Cell MedX Corp.		/s/ Richard Norman Jeffs
By:	/s/ Frank McEnulty	RICHARD NORMAN JEFFS
Name:	Frank McEnulty
Title:	President

SCHEDULE A

FORM OF PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

<<ISSUE DATE>>                                                                                                                     U.S. $ 50,000.00

CELL MEDX CORP.

(Incorporated under the laws of the State of Nevada)

6% PROMISSORY NOTE

FOR VALUE RECEIVED, CELL MEDX CORP. (herein referred to as the “Company”) promises to pay to the order of <<INSERT NAME OF LENDER>> (the “Holder”), its successors and assigns, the principal sum of FIFTY THOUSAND AND 00/00 DOLLARS ($50.000), together with all interest accrued and unpaid thereon calculated as set forth below, on or before <<INSERT MATURITY DATE>>

This Note is subject to the terms and conditions set out in that Loan Agreement between the Company and RICHARD NORMAN JEFFS dated as of <<INSERT EFFECTIVE DATE>> (as may be amended from time to time, the “Loan Agreement”), which terms and conditions are incorporated by reference herein.  In the event that the provisions of this Note are inconsistent or conflict with the terms and conditions set out in the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and be binding upon the Company and the Holder.  Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Loan Agreement.  A copy of the Loan Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

Subject to adjustment as set out in the Loan Agreement, the principal sum outstanding shall bear interest at a rate of 6.0% per annum until the principal sum outstanding is paid in full, which interest shall be calculated annually, not in advance, both before and after maturity, with interest on overdue interest at the same rate.

The Company may prepay the principal sum outstanding and any accrued and unpaid interest thereon at any time and from time to time as set out in the Loan Agreement.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

CELL MEDX CORP.

By: _____________________________
 Name:
 Title:

SCHEDULE B

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CELL MEDX CORP.
A NEVADA CORPORATION

COMMON STOCK PURCHASE
WARRANT CERTIFICATE NUMBER «Warrant_Cert_No»

«IssueDate»

1.	Issuance

THIS IS TO CERTIFY THAT, for value received, «Name» of «Address» (the “Holder”), shall have the right to purchase from CELL MEDX CORP., a Nevada corporation (the “Corporation”), «NumberWritten» («Number_of_Shares_REVISED_AT_012») fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on the «ExpireDay» day of «ExpireMonth», «EXPIREyEAR» (the “Expiration Date”) at an exercise price of «ExercisePrix» per share (the "Exercise Price") equal to the following:

(1)	$0.15 per share if exercised during the period beginning on <<EFFECTIVE DATE>> and ending at 5:00 PM Pacific Time on <<FIRST ANNIVERSARY OF EFFECTIVE DATE>>;

(2)
$0. 25 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on <<FIRST ANNIVERSARY OF EFFECTIVE DATE>> and ending at 5:00PM Pacific Time on <<SECOND ANNIVERSARY OF EFFECTIVE DATE>>;

(3)
$0.40 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on <<SECOND ANNIVERSARY OF EFFECTIVE DATE>> and ending at 5:00PM Pacific Time on <<THIRD ANNIVERSARY OF EFFECTIVE DATE>>;

(4)
$0.60 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on <<THIRD ANNIVERSARY OF EFFECTIVE DATE>> and ending at 5:00PM Pacific Time on <<FOURTH ANNIVERSARY OF EFFECTIVE DATE>>; and

(5)
$0.75 per share if exercised during the period beginning immediately after 5:00PM Pacific Time on <<FOURTH ANNIVERSARY OF EFFECTIVE DATE>> and ending at 5:00PM Pacific Time on <<FIFTH ANNIVERSARY OF EFFECTIVE DATE>>.

CELL MEDX CORP.
Common Stock Purchase Warrant
Certificate «Warrant_Cert_No»

2.	Terms Subject to Loan Agreement

This Warrant is subject to the terms and conditions set out in that loan agreement between the Corporation and Richard Norman Jeffs (the “Lender”) dated effective as of <<INSERT EFFECTIVE DATE>>, as may be amended from time to time by the parties thereto (the “Loan Agreement”), which terms and conditions are incorporated by reference herein.  In the event that the provisions of this Warrant are inconsistent or conflict with the terms and conditions set out in the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and be binding upon the Company and the Holder.  Unless otherwise defined herein, capitalized terms used in this Warrant shall have the meaning set forth in the Loan Agreement.  A copy of the Loan Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

3.	Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Corporation (which consent may be withheld or delayed for any or no reason as determined by the Corporation in its sole and absolute discretion).  Notwithstanding the forgoing, the Holder shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Corporation, provided that such transfer is completed in a transaction or as part of a series of transactions that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Corporation with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Corporation.

4.	Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Share payable hereunder, payable in cash or by certified or official bank check.  Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

5.	Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

6.	Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

CELL MEDX CORP.
Common Stock Purchase Warrant
Certificate «Warrant_Cert_No»

7.	Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

8.	Protection Against Dilution

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)
If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(2)
In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled.  On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)
The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant.  If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby.  The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

9.	Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder pursuant to Regulation S of the Securities Act on the representations of the Holder in a subscription agreement executed by the Holder in favor of the Corporation.  Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under the Securities Act.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section.  The Holder understands that this Warrant and the Warrants Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)
The Holder will only sell the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act;

(2)
The Corporation will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(3)	The Holder will not engage in hedging transactions except in accordance with the Securities Act;

CELL MEDX CORP.
Common Stock Purchase Warrant
Certificate «Warrant_Cert_No»

(4)	The Holder is not entitled to any registration rights with respect to the Warrants or the Warrant Shares.

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

10.	Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(1)	A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(2)	If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(3)
The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(4)	The trade is made through an investment dealer registered in a jurisdiction in Canada;

(5)	The investment dealer executes the trade through any of the over-the-counter markets in the United States;

CELL MEDX CORP.
Common Stock Purchase Warrant
Certificate «Warrant_Cert_No»

(6)	There has been no unusual effort made to prepare the market or create a demand for the securities;

(i)	No extraordinary commission or other consideration is paid to a person for the trade;

(7)	If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(8)	All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

11.	No Short Sales

By acceptance of this certificate, the Holder hereby agrees that it shall not, and shall not permit any Affiliate of the Holder to:

(a)	Engage in any short sales of any shares of any class of the Company’s capital stock;

(b)	Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(c)	Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

12.	Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

CELL MEDX CORP.
Common Stock Purchase Warrant
Certificate «Warrant_Cert_No»

13.	Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:                                CELL MEDX CORP.
Attention: Yana Silina, CFO
74 N. Pecos Road, Suite D
Henderson, NV  89074

with a copy to:                                       NORTHWEST LAW GROUP
Attention:  Christian I. Cu
#704, 595 Howe Street
Vancouver, BC  V6C 2T5

Fax: (604) 687-6650

HOLDER:                                           At the address set forth above.

14.	Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

CELL MEDX CORP.
by its authorized signatory:

__________________________________________
Name:
Title:

SUBSCRIPTION FORM

TO:           CELL MEDX CORP.
A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for   shares of the common stock of Cell MedX Corp. (the “Warrant Shares”) referred to in the Common Stock Purchase Warrant Certificate «Warrant_Cert_No» surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)	The Subscriber has not offered or sold the Warrant Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)
The Subscriber is acquiring the Warrant Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)
The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)
The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(e)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(f)	The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)
The Subscriber will only sell the Warrant Shares in accordance with the provisions of Regulation S of the Securities Act pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, and in each case in compliance with the applicable securities laws of each state of the United States;

(ii)
The Corporation will refuse to register any transfer of the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(iii)	The Subscriber will not engage in hedging transactions except in accordance with the Securities Act;

(iv)	The Subscriber has no right to require the Corporation to register the Warrant Shares under the Securities Act;

(v)	The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(i)	The Subscriber is not a U.S. Person, as defined in Regulation S of the Securities Act, and was not in the United States at the time the Warrants were exercised.

(j)
The Subscriber acknowledges and agrees that the Corporation is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Corporation will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(j)
The Subscriber represents and warrants to the Corporation that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this      day of     ,              .

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

SCHEDULE C

CANADIAN ACCREDITED INVESTOR CERTIFICATE
CANADIAN ACCREDITED INVESTOR CONFIRMATION
(For Subscribers who are Canadian accredited investors)

In connection with the subscription by the undersigned subscriber (the “Subscriber”) for securities of CELL MEDX CORP. (the “Company”) certifies to the Company that the Subscriber is an “accredited investor” as defined in Canadian National Instrument 45-106 - Prospectus and Registration Exemptions by virtue of falling into one or more of the following categories(please initial the appropriate box below):

(Initials)
	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank,
	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
(c)
except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
(e.1)
an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
(g)
except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
(i)
except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$1,000,000,
	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$5,000,000,
(k)
an individual whose net income before taxes exceeded CAD$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CAD$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

	(l)	an individual who, either alone or with a spouse, has net assets of at least CAD$5,000,000,
	(m)	a person, other than an individual or investment fund, that has net assets of at least CAD$5,000,000 as shown on its most recently prepared financial statements,

(n)
an investment fund that distributes or has distributed its securities only to:
 (i)   a person that is or was an accredited investor at the time of the distribution,
 (ii)  a person that acquires or acquired securities in the circumstances referred to in NI 45-106 sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or
 (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under NI 45-106 section 2.18 [Investment fund reinvestment],

(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)
a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or
(w)
a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

Persons described in paragraphs (j), (k) or (l) above must complete Schedule “A” - Risk Acknowledgement Form.

The Subscriber represents and warrants that the certifications made in this certificate are true and accurate as of the date hereof and will be true and accurate as of the date of closing of the purchase of the securities from the Company.  If any such representations, warranties or certifications becomes untrue or inaccurate prior to closing, the undersigned Subscriber will give the Company immediate written notice thereof.

The Subscriber acknowledges that the Company will be relying on this certificate in connection with the sale of securities of the Company to the Subscriber.  The statements made in this certificate are true.

Dated _________________________, 2016.

Signature of Subscriber:
Name of Subscriber:
Authorized Signatory of Subscriber (if Corporate Subscriber):
Address of Subscriber:

Canadian Accredited Investor
Confirmation
Sch B - CDN Accredited Investor Confirmation_v1

SCHEDULE “A”

RISK ACKNOWLEDGEMENT FORM

Form 45-106F9
Form for Individual Accredited Investors

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment

Type of securities: Units (each Unit consists of one common share and one share purchase warrant)	Issuer: CELL MEDX CORP.
Purchased from: [Instruction: Indicate whether securities are purchased from the issuer or a selling security holder.] CELL MEDX CORP.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $___________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.
Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund

CELL MEDX CORP.
74 N. Pecos Road, Suite D
Henderson, NV  89074
Attention: Yana Silina, Chief Financial Officer
Tel: (844) 238-2692
Email:  info@cellmedx.com
Website:  www.cellmedx.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.
The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

Canadian Accredited Investor
Confirmation
Sch B - CDN Accredited Investor Confirmation_v1